PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $66.7 million new construction of the 95 Saint Alphonsus Street Apartments in Boston, MA. The six story project will create 115 new units of housing with 13% of those units affordable to families earning 70% or less of the Area Median Income under the City’s Inclusionary Zoning program. It is located in the Mission Hill neighborhood of the city, adjacent to the Longwood Medical area.

HIT ROLE	The HIT is purchasing $51.9 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Walker & Dunlop, LLC. The loan will be collateralized with a mortgage loan insured under Section 241 (a) of the National Housing Act.

SOCIAL IMPACT	This project will be the second phase of a residential development located at the corner of Tremont Street and Saint Alphonsus Street in Boston. The project will contain a mix of studios, one-bedroom and two-bedroom units. The project will also contain community and common area space.

The project is HIT’s 32nd project in the City of Boston.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $51.9 Million	Total Development Cost $66.7 Million	115 Units of housing, with 13% affordable units	478,300 Hours of Union Construction Work Generated	$19.1 Million Tax revenue generated	$114.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | 95 Saint Alphonsus Apartments Boston, MA

“When union pension capital is invested in construction projects built with 100% union labor and creating affordable housing, we are investing in our ourselves while addressing a critical community need. ”

—	Brian Doherty, Secretary-Treasurer
Building and Construction Trades Council of Metropolitan Boston

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com